UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2007

BENCHMARK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Texas	1-10560	74-2211011
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Technology Drive, Angleton, Texas	77515
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (979) 849-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

On April 24, 2007, Benchmark Electronics, Inc. issued a press release announcing first quarter results for the quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. The information in this Form 8-K is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.             Regulation FD Disclosure.

On April 24, 2007, the Company issued a press release announcing first quarter results for the quarter ended March 31, 2007. Additional information concerning the Company’s future outlook was presented to investors during a conference call on April 24, 2007. Specifically, we updated our full year guidance for 2007.

Our second quarter guidance is slightly below our original expectations as a result of two factors which impact our guidance:

-                    four medical programs totaling approximately $30 million per quarter have been impacted by regulatory actions related to our customers’ products which have reduced our medical sector forecasts for the second quarter and the full year. We expect the resolution of these regulatory actions to come over the next two quarters.

-                    and the timing of new program ramps.

Given the impact of the above factors, the Company now expects 2007 revenue growth of approximately 8% and bottom line growth of approximately 8-10%, excluding restructuring charges, integration costs, amortization of intangibles and the impact of stock-based compensation expense.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press release dated April 24, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Dated: April 24, 2007	By:	/s/ CARY T. FU
Cary T. Fu
Chief Executive Officer

EXHIBITS INDEX

Exhibit
Number	Description

Exhibit 99.1	Press release dated April 24, 2007